Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TOSECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-QSB of Organic Recycling Technologies, Inc. and subsidiaries (the “Company") for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Edward Kroeker, President & Chief Executive Officer of the Company, and Dean Branconnier, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 18, 2007	/s/ Edwin Kroeker
Edwin Kroeker
President & Chief Executive Officer

Dated: July 18, 2007	/s/ Dean Branconnier
Dean Branconnier
Chief Financial Officer